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                                                                   Exhibit 10.28

News America Incorporated
1211 Avenue of the Americas
New York, New York 10036

Ladies and Gentlemen:

         The News Corporation Limited ("News Corporation") and the Non-Fox Group Subsidiaries (as defined in the Master Intercompany Agreement (the "Master Intercompany Agreement") by and between News Corporation and Fox Entertainment Group, Inc. ("Fox"), dated as of November 6, 1998) and Fox and its Subsidiaries (as defined in the Master Intercompany Agreement) hereby agree to and confirm the arrangements made pursuant to Section 3.1 of the Master Intercompany Agreement in connection with cash management services.

         News Corporation and Fox acknowledge that intercompany indebtedness between them have been, and shall continue to be, recorded on the books and records of each of News Corporation and Fox as intercompany items. News Corporation on behalf of itself and the Non-Fox Group Subsidiaries and Fox on behalf of itself and its Subsidiaries agree that any amounts which may be due as of June 30, 2002 from Fox and its Subsidiaries to News Corporation and the Non-Fox Group Subsidiaries, as adjusted by the amounts of any intercompany items as of June 30, 2002 through June 30, 2008, shall be payable on June 30, 2008 or on such later maturity date or dates as News Corporation and Fox (or such Subsidiaries as either party may designate from time to time) may agree upon from time to time. Fox and the Fox Group Subsidiaries shall pay interest on indebtedness to News Corporation and the Non-Fox Group Subsidiaries at commercial interest rates which shall not exceed News Corporation's average cost of borrowings.

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                  IN WITNESS WHEREOF, the undersigned have executed this Letter
Agreement as of the date first above written.

..

                                        THE NEWS CORPORATION LIMITED

                                        By:  /s/ Arthur M. Siskind
                                        Name:  Arthur M. Siskind
                                        Title:  Senior Executive Vice President
                                        and Group General Counsel



                                        FOX ENTERTAINMENT GROUP, INC.

                                        By:  /s/  Janet L. Nova
                                        Name:  Janet L. Nova
                                        Title:  Vice President


Dated as of June 30, 2002

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